Warrants	6 Months Ended
Mar. 31, 2020
Equity [Abstract]
Warrants

7. Warrants

In connection with theatrical exhibition agreements entered into in July 2013, the Company issued warrants exercisable for 1,342,298 common shares on March 3, 2014, at an exercise price of $7.29 per share. To prevent dilution, the exercise price and number of common shares issuable are subject to adjustment. The warrants have an exercise life of ten years. No warrants were exercised as of March 31, 2020. The warrants were valued at $0.427 per share for an aggregate value of approximately $573 on the date of grant. Since the warrants were issued in connection with obtaining domestic theatrical distribution rights, the value was capitalized in other assets and was being amortized to film operating expenses over the five-year term of the exhibition agreements.

The fair value of the warrants at the grant date was determined using the Black-Scholes option pricing model using an expected life of 10 years, expected volatility of 65%, risk-free interest rate of 0.5%, and no dividend yield as the assumptions.

In connection with the issuance of Class D shares, the Company issued 9,858 warrants to certain investors with an exercise price of $0.01 per share. The warrants were fully vested and exercised on the date of issuance by the investors. The difference between the value of the warrants and the issue price of the Class D shares is being accreted to redemption value consistent with the other shares of Class D.